Exhibit e(3)
                                September 17, 2002


Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

     Re:  Distribution Agreement dated as of September 5, 2000

Ladies and Gentlemen:

     We refer to that certain Distribution Agreement dated as of September 5, 2000 (the "Agreement"), among Salomon Smith Barney Inc. and the trusts named below. Please sign below to confirm your agreement that Exhibit A to the Agreement is hereby replaced in its entirety with the attached Exhibit A, and that the Agreement as so amended remains in full force and effect.

                                    CITIFUNDS TRUST I
                                    SMITH BARNEY TRUST II (f/k/a CitiFunds
                                      Trust II)
                                    CITIFUNDS TRUST III
                                    CITIFUNDS TAX FREE RESERVES
                                    CITIFUNDS FIXED INCOME TRUST
                                    CITIFUNDS MULTI-STATE TAX FREE TRUST
                                    SALOMON FUNDS TRUST (f/k/a CitiFunds Tax
                                      Free Income Trust)
                                    CITIFUNDS INTERNATIONAL TRUST
                                    CITIFUNDS PREMIUM TRUST
                                    CITIFUNDS INSTITUTIONAL TRUST
                                    VARIABLE ANNUITY PORTFOLIOS,

                                    each on behalf of its series listed on
                                    Exhibit A attached hereto



                                    By:     /s/ R. Jay Gerken
                                           -----------------------------------
                                    Title:  President
                                           -----------------------------------



Agreed:

SALOMON SMITH BARNEY INC.

By:      /s/ Lewis E. Daidone
        ----------------------------

Title:   Managing Director
        ----------------------------


                                                                                          Exhibit A



Trust and Fund                           Classes of Shares                   Effective Date

-------------------------------------------------------------------------------------------------------
Smith Barney Trust II
(formerly CitiFunds Trust II)
-------------------------------------------------------------------------------------------------------
Smith Barney Diversified Large
Cap Growth Fund                          Class A*                            September 11, 2000
                                         Class B*                            September 11, 2000
                                         Class L*                            September 11, 2000
                                         Class Y                             September 11, 2000
-------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth
Opportunities Fund                       Class A*                            September 11, 2000
                                         Class B*                            September 11, 2000
                                         Class L*                            September 11, 2000
                                         Class Y                             September 11, 2000
-------------------------------------------------------------------------------------------------------
Smith Barney International Large
Cap Fund                                 Class A*                            April 30, 2002
                                         Class B*                            April 30, 2002
                                         Class L*                            April 30, 2002
                                         Class Y                             April 30, 2002
-------------------------------------------------------------------------------------------------------
Smith Barney Capital                     Class A*                            March 29, 2002
Preservation Fund                        Class B*                            March 29, 2002
                                         Class L*                            March 29, 2002
-------------------------------------------------------------------------------------------------------
Smith Barney Capital                     Class A*                            September 17, 2002
Preservation Fund II                     Class B*                            September 17, 2002
                                         Class L*                            September 17, 2002
-------------------------------------------------------------------------------------------------------
CitiFunds Trust III
-------------------------------------------------------------------------------------------------------
Citi Cash Reserves                       Class A shares*                     January 1, 2001
                                         Class N shares*                     January 1, 2001
-------------------------------------------------------------------------------------------------------
Citi U.S. Treasury Reserves              Class N shares*                     January 1, 2001
-------------------------------------------------------------------------------------------------------
Citi California Tax Free Reserves        Class N shares*                     December 7, 2001
-------------------------------------------------------------------------------------------------------
Citi Connecticut Tax Free                Class N shares*                     December 7, 2001
Reserves                                 Smith Barney Connecticut
                                         Money Market Portfolio - Class
                                         A shares*                           December 7, 2001
                                         Smith Barney Connecticut
                                         Money Market Portfolio - Class
                                         Y shares                            December 7, 2001
-------------------------------------------------------------------------------------------------------
Citi New York Tax Free                   Class N shares*                     December 7, 2001
Reserves
-------------------------------------------------------------------------------------------------------
Citi Tax Free Reserves                   Class N shares*                     December 7, 2001
-------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
Salomon Funds Trust
(formerly CitiFunds Tax Free Income Trust)
-------------------------------------------------------------------------------------------------------
Salomon Brothers Mid Cap Fund            Class A*                            June 19, 2001
                                         Class B*
                                         Class O
                                         Class 2*
-------------------------------------------------------------------------------------------------------
Salomon Brothers National Tax            Class A*                            September 5, 2000
Free Income Fund                         Class B*
                                         Class O
                                         Class 2*
-------------------------------------------------------------------------------------------------------
Salomon Brothers California Tax          Class A*                            September 5, 2000
Free Income Fund                         Class B*
                                         Class O
                                         Class 2*
-------------------------------------------------------------------------------------------------------
Salomon Brothers New York Tax            Class A*                            September 5, 2000
Free Income Fund                         Class B*
                                         Class O
                                         Class 2*
-------------------------------------------------------------------------------------------------------
CitiFunds Premium Trust
-------------------------------------------------------------------------------------------------------
Citi Premium Liquid Reserves*            N/A                                 January 1, 2001
-------------------------------------------------------------------------------------------------------
Citi Premium U.S. Treasury               N/A                                 January 1, 2001
Reserves*
-------------------------------------------------------------------------------------------------------
CitiFunds Institutional Trust
-------------------------------------------------------------------------------------------------------
Citi Institutional Liquid Reserves       Class A*                            January 1, 2001
                                         Class C*                            January 1, 2001
                                         Class D*                            January 1, 2001
                                         SVB Liquid Reserves shares*         January 1, 2001
-------------------------------------------------------------------------------------------------------
                                         SVB Institutional Liquid            April 27, 2001
                                         Reserves shares*
-------------------------------------------------------------------------------------------------------
Citi Institutional U.S. Treasury         N/A*                                January 1, 2001
Reserves
-------------------------------------------------------------------------------------------------------
Citi Institutional Tax Free              N/A*                                January 1, 2001
Reserves
-------------------------------------------------------------------------------------------------------
Citi Institutional Cash Reserves         Class I*                            January 1, 2001
                                         Class L*                            January 1, 2001
                                         Class O*                            January 1, 2001
                                         Class S*                            January 1, 2001
-------------------------------------------------------------------------------------------------------
                                         SVB Late Day Liquid Reserves        April 27, 2001
                                         shares*
-------------------------------------------------------------------------------------------------------
Citi Institutional Enhanced              Class I*                            August 17, 2002
Income Fund                              Class O*                            August 17, 2002
                                         Class Y*                            August 17, 2002
-------------------------------------------------------------------------------------------------------
Variable Annuity Portfolios
-------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth                                                September 5, 2000
Opportunities Portfolio
-------------------------------------------------------------------------------------------------------

*Denotes Distribution and/or Service Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended.